Exhibit 99.1
Merger Between Meadowbrook Insurance Group and ProCentury Corporation Investor Presentation February 26, 2008

Safe Harbor Statements This presentation contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934 as amended. These include statements as to the benefits of the merger, including future financial and operating results, cost savings, enhanced revenues and the accretion/dilution to reported earnings that may be realized from the merger as well as other statements of expectations regarding the merger and any other statements regarding future results or expectations. Each of Meadowbrook and ProCentury intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995 and is including this statement for purposes of these safe harbor provisions. Forward-looking statements, which are based on certain assumptions and describe future plans, strategies, and expectations of each of Meadowbrook and ProCentury, are generally identified by the use of words such as "believe," "expect," "intend," "anticipate," "estimate," or "project" or similar expressions. Each of the companies' respective ability to predict results, or the actual effect of future plans or strategies, is inherently uncertain. Factors which could have a material adverse effect on the operations and future prospects of each of Meadowbrook and ProCentury and their respective subsidiaries include, but are not limited to: the risk that the businesses of Meadowbrook and/or ProCentury in connection with the merger will not be integrated successfully or such integration may be more difficult, time-consuming or costly than expected; expected revenue synergies and cost savings from the merger may not be fully realized or realized within the expected time frame; revenues following the merger may be lower than expected; customer and employee relationships and business operations may be disrupted by the merger; the ability to obtain required governmental and stockholder approvals, and the ability to complete the merger on the expected timeframe. Other factors that could cause Meadowbrook's or ProCentury's actual results to differ materially from those expressed or implied are discussed under "Risk Factors" in each company's respective most recent annual report on Form 10-K and other filings with the Securities and Exchange Commission ("SEC"). Neither Meadowbrook nor ProCentury undertakes any obligation to (and expressly disclaims any such obligation to) update or alter its forward-looking statements whether as a result of new information, future events or otherwise.

Safe Harbor Statements - continued ADDITIONAL INFORMATION: In connection with the proposed merger Meadowbrook will be filing a registration statement and Meadowbrook and ProCentury will file a joint proxy statement/prospectus. You are encouraged to read the registration statement and joint proxy statement/prospectus when they become available and any other relevant documents filed with the SEC, as well as any amendments or supplements to those documents, because they will contain important information. Investors will be able to obtain a free copy of the registration statement and joint proxy statement/prospectus, as well as other filings containing information about Meadowbrook and ProCentury, at the SEC's website (www.sec.gov). You may also obtain these documents, free of charge, by accessing either companies corporate websites at www.meadowbrook.com or www.procentury.com. Meadowbrook and ProCentury and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Meadowbrook and/or ProCentury in connection with the proposed merger. Information about the directors and executive officers of Meadowbrook is set forth in the proxy statement for Meadowbrook's 2007 annual meeting of shareholders, as filed with the SEC on April 6, 2007. Information about the directors and executive officers of ProCentury is set forth in the proxy statement for ProCentury's 2007 annual meeting of shareholders, as filed with the SEC on April 6, 2007. Additional information regarding the interests of those participants and other persons who may be deemed participants in the transaction may be obtained by reading the joint proxy statement/prospectus regarding the proposed merger when it becomes available. Investors may obtain free copies of these documents as described above.

Total Consideration $272.6 MM (based on $20.00 per PROS share) Based on 13.63 shares outstanding for PROS, which includes basic shares outstanding, restricted stock and cash-out of options Stock/Cash Consideration 55% Stock 45% Cash Exchange Ratio Floating exchange ratio +/- $1.25 around MIG stock price of $9.25 Fixed exchange ratio of 1.9048 per MIG share above $10.50 and 2.5000 per MIG share below $8.00 Final exchange ratio will be based on MIG's 30-day Volume Weighted Average Price six days prior to closing Break-Up Fee $9.5 MM (approximately 3.5% of aggregate deal value) Other Transaction Items No walk-away provisions No shop clause with a fiduciary out Closing subject to shareholder and regulatory approval Implied Valuation Metrics Price/2007 EPS = 10.8x Price/2007 BVPS = 1.66x Transaction Overview

Snapshot of Companies Exchange / Ticker NYSE / MIG NASDAQ / PROS Outstanding Shares 37.0 MM shares 13.4 MM shares Market Cap $304.8 MM $249.5 MM Insider Ownership 7.8% 4.4% Book Value Per Share $8.16 $12.05 Tangible Book Value Per Share $6.98 $12.05 Book Value $301.9 MM $161.0 MM Debt / Equity 18.5% 18.4% 2007 Gross Premiums Written $346.5 MM $238.3 MM 2007 Premium Leverage GPW / Surplus NPW / Surplus 1.8x 1.5x 1.5x 1.3x 2007 Diluted EPS $0.85 $1.85 Source: SNL, Factset, MIG's press release Note: Financial information is based upon the press releases issued by MIG on Feb. 12, 2008 and by PROS on Feb. 21, 2008. Pricing and share information are as of February 25, 2008

Meadowbrook Insurance Group A specialty risk management company providing insurance and self insurance programs for: Agents Professional & trade associations Pools Trusts Policyholders Founded over 50 years ago Headquartered in Southfield, MI Rated A- (Excellent) by A.M. Best 646 employees / 23 offices Licensed in 50 states 3 Year Stock Performance1 3 Year Summary Financials ($000's) Date MIG SNL P&C S&P 500 2/18/2005 0 0 0 3/18/2005 -0.027 -0.017 -0.01 4/18/2005 -0.066 -0.05 -0.046 5/18/2005 -0.024 -0.022 -0.013 6/17/2005 -0.042 0.002 0.013 7/18/2005 -0.047 0.017 0.016 8/18/2005 -0.035 0.016 0.015 9/16/2005 0.007 0.006 0.03 10/18/2005 -0.009 -0.007 -0.02 11/18/2005 0.091 0.083 0.039 12/16/2005 0.058 0.065 0.055 1/18/2006 0.073 0.069 0.064 2/17/2006 0.131 0.05 0.071 3/17/2006 0.197 0.062 0.088 4/18/2006 0.332 0.033 0.088 5/18/2006 0.434 0.064 0.05 6/16/2006 0.551 0.048 0.042 7/18/2006 0.869 0.039 0.029 8/18/2006 1.02 0.08 0.084 9/18/2006 0.929 0.112 0.1 10/18/2006 1.177 0.159 0.137 11/17/2006 0.929 0.198 0.166 12/18/2006 0.673 0.234 0.184 1/18/2007 0.772 0.199 0.187 2/16/2007 0.962 0.209 0.211 3/16/2007 1.002 0.158 0.154 4/18/2007 1.093 0.216 0.226 5/18/2007 1.08 0.232 0.267 6/18/2007 0.925 0.235 0.274 7/18/2007 0.761 0.223 0.287 8/17/2007 0.704 0.215 0.203 9/18/2007 0.633 0.225 0.265 10/18/2007 0.69 0.264 0.282 11/16/2007 0.735 0.269 0.214 12/18/2007 0.659 0.269 0.211 1/18/2008 0.584 0.194 0.103 2/15/2008 0.662 0.256 0.124 2/19/2008 0.631 0.255 0.123 2/20/2008 0.672 0.261 0.132 MIG: 67.2% SNL P&C: 26.1% S&P 500: 13.2% 1. As of February 20, 2008

Gross Premiums Written ($ MM) Diluted Earnings Per Share ($) Return on Beginning Equity (%) Book Value Per Share ($) 2002 2003 2004 2005 2006 2007 East 183.637 253.28 313.493 332.209 330.872 346.451 2002 2003 2004 2005 2006 2007 East 0.08 0.35 0.48 0.6 0.75 0.85 2002 2003 2004 2005 2006 2007 East 0.021 0.069 0.091 0.107 0.124 0.139 13.5% CAGR 60.4% CAGR 2002 2003 2004 2005 2006 2007 East 4.98 5.34 5.76 6.19 6.93 8.16 Stock Price CAGR of 21% since June 2002 capital raise at $3.10 per share Based on 30-day trailing avg. price at announcement of transaction stock price of $9.27 per share Positioning for the Future USSU acquisition: April 2007 AM Best upgrade to A-: April 2007 $62 million follow-on equity offering: July 2007 Second half of USSU acquisition: February 2008 Dividend declared: February 2008 ProCentury transaction: February 2008 10.4% CAGR MIG-Since 2002 Recapitalization

ProCentury Corporation A specialty property and casualty insurance holding company Its primary subsidiary, Century Surety Company, writes excess and surplus lines insurance Markets its products through a select network of general agents Publicly-traded on Nasdaq under the symbol "PROS" Headquartered in Westerville, Ohio Rated A- (Excellent) by A.M. Best Approximately 300 employees 3 Year Stock Performance1 3 Year Summary Financials ($000's) Date PROS SNL P&C S&P 500 2/18/2005 0 0 0 3/18/2005 0.043 -0.017 -0.01 4/18/2005 0.039 -0.05 -0.046 5/18/2005 -0.034 -0.022 -0.013 6/17/2005 -0.045 0.002 0.013 7/18/2005 -0.034 0.017 0.016 8/18/2005 -0.019 0.016 0.015 9/16/2005 0.007 0.006 0.03 10/18/2005 -0.014 -0.007 -0.02 11/18/2005 0.018 0.083 0.039 12/16/2005 -0.001 0.065 0.055 1/18/2006 0.078 0.069 0.064 2/17/2006 0.111 0.05 0.071 3/17/2006 0.254 0.062 0.088 4/18/2006 0.344 0.033 0.088 5/18/2006 0.297 0.064 0.05 6/16/2006 0.275 0.048 0.042 7/18/2006 0.322 0.039 0.029 8/18/2006 0.345 0.08 0.084 9/18/2006 0.42 0.112 0.1 10/18/2006 0.439 0.159 0.137 11/17/2006 0.526 0.198 0.166 12/18/2006 0.761 0.234 0.184 1/18/2007 0.827 0.199 0.187 2/16/2007 0.846 0.209 0.211 3/16/2007 0.979 0.158 0.154 4/18/2007 1.212 0.216 0.226 5/18/2007 0.747 0.232 0.267 6/18/2007 0.731 0.235 0.274 7/18/2007 0.41 0.223 0.287 8/17/2007 0.347 0.215 0.203 9/18/2007 0.416 0.225 0.265 10/18/2007 0.401 0.264 0.282 11/16/2007 0.432 0.269 0.214 12/18/2007 0.347 0.269 0.211 1/18/2008 0.4 0.194 0.103 2/15/2008 0.439 0.256 0.124 2/19/2008 0.479 0.255 0.123 2/20/2008 0.479 0.261 0.132 PROS: 47.9% SNL P&C: 26.1% S&P 500: 13.2% 1. As of February 20, 2008

Strategic Rationale ProCentury's expertise in the surplus lines sector will complement Meadowbrook's admitted specialty lines and fee based capabilities Similar cultures of disciplined underwriting and pricing Growth synergies Expanded distribution systems Greater diversity of products Enhanced fee-income opportunities Expense savings Public company costs Cost savings from duplicative functions Geographic and product diversification Increased size Scale Liquidity for investors

Revenue Enhancement Opportunities Leverage admitted/non-admitted flexibility MIG retail distribution access to PROS products MIG program round out MIG expands wholesale presence into existing program administrators PROS expands program appetite into existing general agents Expand PROS marketing capacity with MIG business development Coordinate PROS underwriting teams with MIG regional leadership for relationship enhancements MIG premium finance capabilities to support PROS products MIG T-Listing is broader, which would provide PROS ability to expand surety products more quickly

Product Diversification Meadowbrook ProCentury Pro Forma Based on 2006 direct premiums written Source: AM Best Other Liability 0.454 Commercial Multi-Peril 0.255 Workers' Compensation Commercial Auto 0.12 Fire 0.113 Inland Marine 0.024 Medical Malpractice Other 0.033 Other Liability 0.057 Commercial Multi-Peril 0.174 Workers' Compensation 0.42 Commercial Auto 0.247 Fire Inland Marine 0.052 Medical Malpractice 0.044 Other 0.006 Other Liability 0.257 Commercial Multi-Peril 0.215 Workers' Compensation 0.208 Commercial Auto 0.183 Fire 0.058 Inland Marine 0.038 Medical Malpractice 0.022 Other 0.019

Geographic Diversification Pro Forma Based on 2006 direct premiums written Source: SNL

Financial Statements At or for the period ending December 31, 2007

Accretive to EPS

Accretive to Book Value Per Share

Driving ROE Increase underwriting leverage through select revenue enhancement opportunities between MIG and PROS Increase investment leverage through cash from operations and extending duration of reserves and invested assets Increase fee-for-service income through new opportunities and as amortization runs off Reduce expenses through leveraging fixed costs over a larger revenue base

Summary Excess and Surplus Lines and Admitted Specialty Platform Growth Synergies Expense Savings Geographic and Product Diversification Accretive to EPS and Book Value ROE Expansion Increased Liquidity